UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska

681370

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

March 31, 2014

1-855-477-8100

www.bandonalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Bandon Isolated Alpha Fixed Income Fund
Portfolio Review (Unaudited)
March 31, 2014

The Fund's performance figures* for the six months ended March 31, 2014, as compared to its benchmark:
	Six Months	One Year	Three Year	Annualized Since Inception December 31, 2010

Bandon Isolated Alpha Fixed Income Fund - Class I	(3.35)%	(3.16)%	1.13%	0.60%
Bandon Isolated Alpha Fixed Income Fund - Advisor Class	(3.54)%	(3.45)%	0.98%	0.47%
Bandon Isolated Alpha Fixed Income Fund - Advisor Class with load **	(9.09)%	(9.01)%	(0.99)%	(1.34)%
Bandon Isolated Alpha Fixed Income Fund - Class C	(3.89)%	(4.18)%	0.23%	(0.22)%
Bandon Isolated Alpha Fixed Income Fund - Class R	(3.35)%	(3.16)%	1.03%	0.52%
HFRX Absolute Return Index***	3.05%	4.20%	1.42%	0.59%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.03%	0.07%	0.08%	0.09%

*  The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-477-8100

** In compliance with SEC guidelines, these results include maximum front end sales charge. The Fund's Class A shares were sold with a maximum initial sales charge of 5.75%. The sales charge did not apply to purchases of $1,000,000 and over. Class A shares was renamed to Advisor Class and the front end sales charge was removed on January 28,2014.  Performance figures including the sales load for Advisor Class will be shown through the year ending September 30, 2019.

*** The HFRX Absolute Return index measures the comprehensive overall returns of hedge funds. Investors may not invest in the Index directly.

**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors may not invest in the Index directly.  Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry		% of Net Assets
Utilities		20.0%
Financial		11.1%
Communications		6.4%
Consumer, Cyclical		4.4%
Government		3.3%
Asset Backed Securities		2.8%
Technology		2.3%
Energy		0.9%
Consumer, Non-cyclical		0.9%
Mortgage Securities		0.7%
Other, Cash & Cash Equivalents		47.2%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014
Shares				Value
	COMMON STOCK - 0.6%
	ELECTRIC - 0.0%
100	Edison International			$ 5,661
100	PG&E Corp.			4,320
				9,981
	TELECOMMUNICATIONS - 0.6%
3,408	North State Telecommunications Corp.			225,780

	TOTAL COMMON STOCK (Cost - $239,936)			235,761
		Dividend %
	PREFERRED STOCK - 22.1%
	ELECTRIC - 19.9%
2,400	Alabama Power Co.	4.6000		228,375
1,937	Ameren Illinois Co.	4.0000		165,129
12,300	Connecticut Light & Power Co., Series 1949	3.9000		542,354
9,570	Connecticut Light & Power Co., Series 1963	4.5000		449,790
6,200	NSTAR Electric Co.	4.2500		576,600
63,750	Pacific Gas & Electric Co., Serices H	4.8000		1,434,375
41,804	Pacific Gas & Electric Co., Series G	5.0000		992,845
37,742	Southern California Edison Co.	4.0800		754,840
80,087	Southern California Edison Co.	4.2400		1,601,740
8,600	Union Electric Co.	4.5000		792,920
1,900	Union Electric Co.	4.5600		174,040
				7,713,008
	INSURANCE - 2.2%
1,000	XLIT Ltd.	3.3589		860,000

	TOTAL PREFERRED STOCK (Cost - $8,809,964)			8,573,008

Principal Amount ($)		Coupon Rate (%)	Maturity
	BONDS & NOTES - 30.6%
	AIRLINES - 4.4%
659,780	Continental Airlines 2012-1 Class B Pass Through Trust	6.2500	4/11/2020	704,315
1,000,000	US Airways 2013-1 Class B Pass Through Trust	5.3750	11/15/2021	1,012,500
				1,716,815
	AUTOMOBILE ABS - 1.0%
381,932	Chesapeake Funding LLC 2012-1A A (a,b)	0.9056	11/7/2023	383,439
11,063	SMART Trust 2012-4US A2A	0.6700	6/14/2015	11,063
				394,502
	BANKS - 3.3%
720,000	BBVA US Senior SAU	4.6640	10/9/2015	756,423
525,000	Wachovia Capital Trust III (a)	5.5698	3/29/2049	507,281
				1,263,704
	CHEMICALS - 0.5%
500	Ashland Inc. (b)	4.7500	8/15/2022	493
200,000	Braskem Finance Ltd.	6.4500	2/3/2024	205,250
				205,743
	COMMERCIAL MBS - 0.0%
2,924	Chase Commercial Mortgage Securities Corp. (a,b)	6.5600	5/18/2030	2,928
10,514	SMA Issuer I LLC (b)	3.5000	8/20/2025	10,500
				13,428
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
505,000	International Lease Finance Corp.	3.8750	4/15/2018	516,047

	ELECTRIC - 0.1%
74,287	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (b,c)	11.2500	12/1/2018	52,558

	FOOD - 0.9%
35,000	Land O' Lakes, Inc. (b)	6.0000	11/15/2022	37,275
200,000	Marfrig Holding Europe BV (b)	8.3750	5/9/2018	200,600
100,000	Marfrig Overseas Ltd. (b)	9.5000	5/4/2020	101,375
				339,250

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	INSURANCE - 4.4%
1,065,000	Aon Corp.	8.2050	1/1/2027	$ 1,334,497
335,000	Sirius International Group Ltd. (a,b)	7.5060	Perpetual	353,366
				1,687,863
	MUNICIPAL - 3.0%
1,000,000	California County Tobacco Securitization Agency	5.6000	6/1/2036	838,510
360,000	La Paz County Industrial Development Authority	7.0000	3/1/2034	340,585
				1,179,095
	OIL & GAS - 0.9%
330,000	Petrohawk Energy Corp.	7.2500	8/15/2018	350,955

	REGIONAL(STATE/PROVINCE) - 0.2%
90,000 AUD	Queensland Treasury Corp.	4.0000	6/21/2019	83,886

	SEMICONDUCTORS - 1.0%
400,000	Advanced Micro Devices Inc.	7.5000	8/15/2022	398,000

	SOFTWARE - 1.3%
523,965	First Data Holdings Inc. (b,c)	14.5000	9/24/2019	495,147

	STUDENT LOAN ABS - 1.7%
289,750	SLM Private Credit Student Loan Trust 2005-B A2 (a)	0.4134	3/15/2023	286,079
366,973	SLM Private Education Loan Trust 2010-A 2A (a,b)	3.4050	5/16/2044	391,030
				677,109
	TELECOMMUNICATIONS - 5.9%
5,500,000	NII Capital Corp.	10.0000	8/15/2016	2,268,750

	US GOVERNMENT AGENCY COLLATERAL CMO - 0.7%
3,584,510	Government National Mortgage Association (a)	1.8128	11/20/2061	260,235

	TOTAL BONDS & NOTES (Cost - $12,543,772)			11,903,087
Shares
	SHORT-TERM INVESTMENTS - 44.2%
	MONEY MARKET FUND - 44.2%
7,405,957	BlackRock Liquidity Funds Treasury Trust Fund Portfolio 0.00% (d)			7,405,957
9,738,518	Daily Income Fund - Money Market Portfolio 0.01% (d)			9,738,518
	TOTAL SHORT-TERM INVESTMENTS (Cost - $17,144,475)			17,144,475

	TOTAL INVESTMENTS - 97.5% (Cost - $38,738,147) (e)			$ 37,856,331
	OTHER ASSETS LESS LIABILITIES - 2.5%			972,673
	NET ASSETS - 100.0%			$ 38,829,004

	ABS - Asset Back Security
	CMO - Collateralized Mortgage Obligation
	MBS - Mortgage Backed Security
	AUD - Australian Dollar
	GBP - British Pound
	EUR - Euro
(a)	Variable rate security - interest rate subject to periodic change.
(b)

Securities exempt from registration under Rule 144A of Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified institutional buyers. At March 31, 2014, these securities amounted to $2,028,710 or 5.2% of net assets.

(c)	Pay-in-kind
(d)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
(e)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $38,757,155 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:		$ 239,049
		Unrealized Depreciation:		(1,139,873)
		Net Unrealized Depreciation:		$ (900,824)

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014
		Unrealized
Long/Short Contracts		Appreciation (Depreciation)
	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
5	Euro -Bond Future maturing June 2014
	(Underlying Face Amount at Value EUR 988,105)	$ 9,373

	OPEN SHORT FUTURES CONTRACTS
10	Long Gilt Future maturing June 2014
	(Underlying Face Amount at Value GDP 1,826,080)	(7,903)
30	OAT Euro Future maturing June 2014
	(Underlying Face Amount at Value EUR 5,634,630)	(20,123)
48	10 -Year US Treasury Note Future maturing June 2014
	(Underlying Face Amount at Value USD 5,928,000)	22,359
3	U.S. Treasury Long Bond Future maturing June 2014
	(Underlying Face Amount at Value USD 399,657)	(3,320)
		(8,987)

	NET UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS	$ 386

OPEN SWAP CONTRACTS
Reference Entity	Counterparty	Protection Premium Rate (%)	Termination Date	Notional Principal	Notional Value at February 28, 2014	Upfront Payments (Received)	Unrealized Appreciation (Depreciation)
Bought Protection:
Aon plc (AON)	Citigroup Global Markets Inc.	(1.00)	9/20/2018	$ 1,000,000	$ 1,039,556	$ (29,980)	$ (9,576)
CDX. NAH. Y19V1	Citigroup Global Markets Inc.	(5.00)	12/20/2017	500,000	595,119	(43,150)	(51,969)
CDX. NAIG 2006 2018	Citigroup Global Markets Inc.	(1.00)	6/20/2018	1,000,000	1,030,660	(19,251)	(11,409)
El Paso Corporation	Citigroup Global Markets Inc.	(1.00)	6/20/2017	2,000,000	1,920,226	(9,441)	89,215
First Data Corporation	Citigroup Global Markets Inc.	(5.00)	3/20/2019	500,000	529,550	(10,226)	(19,324)
Kingdom of Spain	Citigroup Global Markets Inc.	(1.00)	3/20/2019	500,000	526,984	(19,855)	(7,129)
Motorola Solutions Inc.	Citigroup Global Markets Inc.	(1.00)	9/20/2018	1,000,000	1,040,303	(21,979)	(18,324)
Occidental Petroleum Corporation	Citigroup Global Markets Inc.	(1.00)	12/20/2018	1,000,000	1,035,490	(23,980)	(11,510)
Rio Tinto PLC	Citigroup Global Markets Inc.	(1.00)	6/20/2018	2,000,000	2,062,048	(20,132)	(41,916)
Seagate Technology PLC	Citigroup Global Markets Inc.	(5.00)	12/20/2017	1,000,000	1,175,394	(157,938)	(17,456)
Teck Resources Ltd	Citigroup Global Markets Inc.	(1.00)	6/20/2018	2,000,000	1,977,121	(27,424)	50,303
Wells Fargo & Co	Citigroup Global Markets Inc.	(1.00)	6/20/2018	1,000,000	1,044,655	(20,563)	(24,092)
Sold Protection:
DISH Network Corporation	Citigroup Global Markets Inc.	5.00	6/20/2019	1,500,000	1,236,580	252,604	10,816
Hewlett-Packard Company	Citigroup Global Markets Inc.	1.00	9/20/2018	1,000,000	943,348	15,249	41,403
NRG Energy Inc.	Citigroup Global Markets Inc.	5.00	12/20/2014	750,000	704,592	26,139	19,269
Seagate Technology PLC	Citigroup Global Markets Inc.	5.00	12/20/2018	1,000,000	792,450	181,429	26,121
Wells Fargo & Co	Citigroup Global Markets Inc.	1.00	6/20/2018	1,000,000	954,951	30,062	14,987
			NET UNREALIZED GAIN FROM SWAP CONTRACTS				$ 39,409

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement Of Assets and Liabilities (Unaudited)
March 31, 2014

ASSETS
Investment securities:
At cost	$ 38,738,147
At value	$ 37,856,331
Foreign currency (Cost $541,589)	543,674
Deposit with brokers for futures	267,148
Net unamortized upfront payments paid on credit default swaps	101,564
Receivable for Fund shares sold	45,579
Unrealized appreciation on swap contracts	39,409
Interest receivable	32,270
Receivable for shares of beneficial interest subscribed	19,901
Receivable for futures - variation margin	9,474
Receivable for open forward foreign currency exchange contracts	2,123
Receivable from broker - Swap	1,001
Prepaid expenses and other assets	10,179
TOTAL ASSETS	38,928,653

LIABILITIES
Investment advisory fees payable	37,422
Fees payable to other affiliates	29,907
Payable for open forward foreign currency exchange contracts	2,180
Payable for Fund shares redeemed	1,988
Payable for investments purchased	1,523
Distribution (12b-1) fees payable	1,046
Accrued expenses and other liabilities	25,583
TOTAL LIABILITIES	99,649
NET ASSETS	$ 38,829,004

NET ASSETS CONSIST OF:
Paid in capital	$ 41,695,968
Accumulated net investment income	281,994
Accumulated net realized loss from investment, foreign currency, short sales, futures, swaps and options transactions	(2,308,333)
Net unrealized depreciation of investments, foreign currency, futures and swaps	(840,625)
NET ASSETS	$ 38,829,004

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$ 34,201,009
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,674,248
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.31

Advisor Class Shares: (a)
Net Assets	$ 4,542,476
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	487,698
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.31

Class C Shares:
Net Assets	$ 85,509
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,269
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.23

Class R Shares:
Net Assets	$ 10.00
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1.092
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.16

(a)	Class A shares was renamed to Advisor Class and the front end sales charge was removed on January 28,2014.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Interest	$ 903,813
Dividends	278,455
TOTAL INVESTMENT INCOME	1,182,268

EXPENSES
Investment advisory fees	314,050
Administrative services fees	44,093
Registration fees	25,457
Transfer agent fees	22,717
Accounting services fees	17,310
Legal fees	15,183
Compliance officer fees	11,297
Non 12b-1 shareholder servicing expense	10,104
Custodian fees	9,861
Audit fees	8,976
Shareholder reporting expenses	8,487
Distribution (12b-1) fees:
Class A	6,047
Class C	707
Trustees fees and expenses	6,424
Insurance expense	1,050
Other expenses	3,400
TOTAL EXPENSES	505,163

Less: Fees waived by the Advisor	(147,797)

NET EXPENSES	357,366

NET INVESTMENT INCOME	824,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(2,096,491)
Foreign currency transactions	1,568
Forward foreign currency exchange contracts	50,675
Futures	222,606
Options purchased	(399,947)
Options written	(26,322)
Swaps	63,665
Securities sold short	28,225
Net realized loss	(2,156,021)

Net change in unrealized appreciation (depreciation) of:
Investments	(469,261)
Foreign currency translations	(2,142)
Forward foreign currency exchange contracts	4,146
Futures	(140,950)
Options purchased	(2,331)
Swaps	(4,170)
Net change in unrealized appreciation (depreciation)	(614,708)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS	(2,770,729)

NET DECREASE IN NET ASSETS	$ (1,945,827)

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2013		For the
			Year Ended
			September 30, 2013
	(Unaudited)
FROM OPERATIONS
Net investment income	$ 824,902		$ 101,983
Net realized gain (loss) from investments, futures, forward foreign currency exchange
contracts, options, swaps and foreign currency transactions	(2,156,021)		934,930
Net change in unrealized appreciation (depreciation) on investments, futures, forward
foreign currency exchange contracts, options, swaps and foreign currency transactions	(614,708)		(657,159)
Net increase (decrease) in net assets resulting from operations	(1,945,827)		379,754

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(673,911)		(51,966)
Advisor Class *	(106,557)		(238)
Class C	(1,720)		-
Class R	-	**	-
From net realized gains:
Class I *	(696,536)		(891,821)
Advisor Class *	(123,957)		(5,453)
Class C	(4,559)		(10,234)
Class R	-	**	-	**
Net decrease in net assets resulting from dividend and distributions to shareholders	(1,607,240)		(959,712)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I *	17,412,503		30,838,006
Advisor Class *	471,718		12,315,084
Class C	-		65,000
Net asset value of shares issued in reinvestment of distributions:
Class I *	1,289,110		358,439
Advisor Class *	224,773		5,691
Class C	6,279		10,234
Class R	-	**	-	**
Payments for shares redeemed:
Class I *	(18,086,081)		(19,864,414)
Advisor Class *	(1,078,818)		(6,899,825)
Class C	(108,277)		(221,167)
Net increase in net assets from shares of beneficial interest	131,207		16,607,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,421,860)		16,027,090

NET ASSETS
Beginning of Period	42,250,864		26,223,774
End of Period^	$ 38,829,004		$ 42,250,864
^Includes accumulated net investment income of:	$ 281,994		$ 239,280

SHARE ACTIVITY
Class I:
Shares Sold	1,813,896		3,044,187
Shares Reinvested	141,195		35,419
Shares Redeemed	(1,888,900)		(1,971,144)
Net increase in shares of beneficial interest outstanding	66,191		1,108,462

Advisor Class: *
Shares Sold	48,126		1,209,850
Shares Reinvested	24,592		562
Shares Redeemed	(110,867)		(689,384)
Net increase (decrease) in shares of beneficial interest outstanding	(38,149)		521,028

Class C:
Shares Sold	-		6,549
Shares Reinvested	691		1,024
Shares Redeemed	(11,749)		(22,077)
Net decrease in shares of beneficial interest outstanding	(11,058)		(14,504)

Class R:
Shares Reinvested	-	**	-	**
Net increase in shares of beneficial interest outstanding	-	**	-	**

* Effective January 28, 2014 Class A shares was renamed to Advisor Class.
** Amount is less than $1.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	For the Six Months Ended March 31, 2014		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (2)
	(Unaudited)
Net asset value, beginning of period	$ 10.17		$ 10.33	$ 9.75	$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.22		0.04	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	(0.57)		0.17	0.58	(0.22)
Total from investment operations	(0.35)		0.21	0.59	(0.25)

Less distributions from:
Net investment income	(0.25)		(0.02)	(0.01)	-
Net realized gains	(0.26)		(0.35)	-	-
Total distributions	(0.51)		(0.37)	(0.01)	-

Net asset value, end of period	$ 9.31		$ 10.17	$ 10.33	$ 9.75

Total return (4)	(3.35)%	(5)	2.05%	6.04%	(2.50)%	(5)

Net assets, at end of period (000s)	$ 34,201		$ 36,704	$ 25,818	$ 26,229

Ratio of gross expenses to average
net assets (6,8)	2.77%	(7)	2.48%	2.50%	3.73%	(7)
Ratio of net expenses to average
net assets (8)	1.95%	(7)	1.95%	1.95%	1.95%	(7)
Ratio of net investment income (loss)
to average net assets (8,9)	4.60%	(7)	0.35%	0.07%	(0.36)%	(7)

Portfolio Turnover Rate	349%	(5)	372%	548%	708%	(5)

(1)	Effective January 13, 2012 Investor Class shares were renamed Class I shares.
(2)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5) Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	For the Six Months Ended March 31, 2014 (1)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (2)
	(Unaudited)
Net asset value, beginning of period	$ 10.16		$ 10.32	$ 9.75		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.22		0.01	0.00	(4)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.59)		0.20	0.57		(0.21)
Total from investment operations	(0.37)		0.21	0.57		(0.25)

Less distributions from:
Net investment income	(0.22)		(0.02)	-		0.22
Net realized gains	(0.26)		(0.35)	-		0.26
Total distributions	(0.48)		(0.37)	-		0.48

Net asset value, end of period	$ 9.31		$ 10.16	$ 10.32		$ 10.23

Total return (5)	(3.54)%	(6)	2.00%	5.85%		(2.50)%	(6)

Net assets, at end of period (000s)	$ 4,542		$ 5,344	$ 50		$ 0	(7)

Ratio of gross expenses to average
net assets (8,10)	3.02%	(9)	2.73%	2.75%		3.98%	(9)
Ratio of net expenses to average
net assets (10)	2.20%	(9)	2.20%	2.20%		2.20%	(9)
Ratio of net investment income (loss)
to average net assets (10,11)	4.53%	(9)	0.11%	(0.07)%		(0.61)%	(9)

Portfolio Turnover Rate	349%	(6)	372%	548%		708%	(6)

(1)	Effective January 28, 2014 Class A shares was renamed to Advisor Class.
(2)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01.
(5)	Total returns shown exclude the effect of applicable sales charges.
(6) Not Annualized.
(7)	Represents less than $1,000 in net assets.
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9) Annualized.
(10)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(11)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Six Months Ended March 31, 2014		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$ 9.98		$ 10.21	$ 9.73	$ 10.00

Activity from investment operations:
Net investment loss (2)	0.18		(0.06)	(0.09)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.57)		0.18	0.57	(0.21)
Total from investment operations	(0.39)		0.12	0.48	(0.27)

Less distributions from:
Net investment income	(0.10)		-	-	-
Net realized gains	(0.26)		(0.35)	-	-
Total distributions	(0.36)		(0.35)	-	-

Net asset value, end of period	$ 9.23		$ 9.98	$ 10.21	$ 9.73

Total return (3)	(3.89)%	(4)	1.17%	4.93%	(2.70)%	(4)

Net assets, at end of period (000s)	$ 86		$ 203	$ 356	$ 332

Ratio of gross expenses to average
net assets (5,7)	3.77%	(6)	3.48%	3.50%	4.73%	(6)
Ratio of net expenses to average
net assets (7)	2.95%	(6)	2.95%	2.95%	2.95%	(6)
Ratio of net investment income (loss)
to average net assets (7,8)	3.78%	(6)	(0.55)%	(0.93)%	(1.36)%	(6)

Portfolio Turnover Rate	349%	(4)	372%	548%	708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
	For the Six Months Ended March 31, 2014		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)
	(Unaudited)
Net asset value, beginning of period	$ 10.17		$ 10.33	$ 9.75	$ 10.00

Activity from investment operations:
Net investment loss (2)	0.05		-	(0.04)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.55)		0.19	0.62	(0.21)
Total from investment operations	(0.50)		0.19	0.58	(0.25)

Less distributions from:
Net investment income	(0.25)		-	-	-
Net realized gains	(0.26)		(0.35)	-	-
Total distributions	(0.51)		(0.35)	-	-

Net asset value, end of period	$ 9.16		$ 10.17	$ 10.33	$ 9.75

Total return (3)	(3.35)%	(4)	1.86%	5.95%	(2.50)%	(4)

Net assets, at end of period (000s) (5)	$ 0		$ 0	$ 0	$ 0

Ratio of gross expenses to average
net assets (6,8)	3.27%	(7)	2.98%	3.00%	4.23%	(7)
Ratio of net expenses to average
net assets (8)	2.45%	(7)	2.45%	2.45%	2.45%	(7)
Ratio of net investment income (loss)
to average net assets (8,9)	1.00%	(7)	(0.00)%	(0.40)%	(0.86)%	(7)

Portfolio Turnover Rate	349%	(4)	372%	548%	708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)	Represents less than $1,000 in net assets.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited)

March 31, 2014

1.

ORGANIZATION

The Bandon Isolated Alpha Fixed Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles.

The Fund currently offers Class I, Class C and Advisor Class shares only. Class R received initial seed capital only and is currently not open to new investors. Effective January 28, 2014, Class A shares were renamed to Advisor Class and the front end sales charge was removed. Advisor Class, Class I and C shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.  Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Swaps are valued each day by an independent pricing service approved by the Board.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$ 235,761	$ -	$ -	$ 235,761
Preferred Stock	8,573,008	-	-	8,573,008
Bonds & Notes	-	11,903,087	-	11,903,087
Short-Term Investments	17,144,475	-	-	17,144,475
Total Investments	$ 25,953,244	$ 11,903,087	$ -	$ 37,856,331
Derivatives:
Forward Foreign Currency Exchange Contracts	-	2,123	-	2,123
Futures**	$ 31,732	$ -	$ -	$ 31,732
Swaps	-	252,114	-	252,114
Total Derivatives	$ 31,732	$ 254,237	$ -	$ 285,969
Total Assets	$ 25,984,976	$ 12,157,324	$ -	$ 38,142,300
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ (2,180)	$ -	$ (2,180)
Futures**	(31,346)	-	-	(31,346)
Swaps	-	(212,705)	-	(212,705)
Total Derivatives	$ (31,346)	$ (214,885)	$ -	$ (246,231)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

**Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions as of and for the six month ended March 31, 2014, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2011 through 2013 or expected to be taken in the Fund’s 2014 return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

On October 31, 2011, MF Global Holdings Ltd. and MF Global Finance USA Inc. (collectively "MF Global") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. At the date of the Bankruptcy filing, the Fund held futures contracts and margin deposits at MF Global.  The Fund has since had all its open futures contracts moved from its MF Global accounts or sold within the MF Global account. The Fund has

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

a current estimated exposure at MF Global of $26,391.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed.  The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Foreign Currency	Settlement Date	Local Currency Amount Purchased	US Dollar Value	Unrealized Appreciation
To Buy:
MEXICO PESO	4/30/2014	2,511,991	$ 192,512	$ 1,464
			$ 192,512	$ 1,464

Foreign Currency	Settlement Date	Local Currency Amount Sold	US Dollar Value	Unrealized Appreciation (Depreciation)
To Sell:
AUSTRALIAN DOLLAR	4/30/2014	235,064	$ 217,881	$ (1,276)
CANADIAN DOLLAR	4/30/2014	114,250	103,515	(534)
EURO	4/30/2014	203,053	279,868	(370)
JAPANESE YEN	4/30/2014	9,037,997	87,790	659
			$ 689,054	$ (1,521)
Total net unrealized loss on forward foreign currency contracts			$ 881,566	$ (57)

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the six months ended March 31, 2014, the Fund had a loss of $399,947 on purchased options and $26,322 loss on written options, which is included in the net realized gain from Options purchased and Options written in the Statement of Operations.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

The number of option contracts written and the premiums received by the Fund for the period ended March 31, 2014, were as follows:

Written Options	Call Options		Put Options
	Number of Contracts	Premium Received	Number of Contracts	Premium Received
Options outstanding, beginning of period	-	$ -	-	$ -
Options written	615	365,381	115	107,040
Options exercised	(615)	(365,381)	(115)	(107,040)
Options outstanding, end of period	-	$ -	-	$ -

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the six months ended March 31, 2014 the Fund’s trades of swap contracts resulted in a net gain of $63,665 which is included in the net realized gain from swap transactions in the Statement of Operations.

Fair Values of Derivative Instruments in the Fund as of March 31, 2014:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	Receivable for futures -			Payables for futures -
	variation margin	$ 31,732	*	variation margin	$ (31,346)

Foreign exchange contracts:	Receivable for open forward			Payable for open forward
	foreign currency exchange contracts	2,123		foreign currency exchange contracts	(2,180)

Credit contracts	Unrealized appreciation			Unrealized depreciation
	on swap contracts	252,114		on swap contracts	(212,705)
		$ 285,969			$ (246,231)

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

The effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2014.

Change in
Unrealized
Appreciation
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures, options /Net change in unrealized appreciation (depreciation) from futures and options contracts

		$ (203,663)	$ (143,281)
Foreign exchange contracts	Net realized gain (loss) from forward foreign currency
exchange contracts/Net change in unrealized
appreciation (depreciation) from forward foreign
	currency exchange contracts	50,675	4,146
Credit contracts	Net realized gain (loss) from swaps/Net change in unrealized appreciation (depreciation) from swaps
		63,665	(4,170)
Total		$ (89,323)	$ (143,305)

The derivative instruments outstanding as of March 31, 2014 as disclosed in the Portfolio of Investments and Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Forward Foreign Currency Exchange Contracts amounted to $33,931,019 and $35,892,352, respectively. For the six months ended March 31, 2014, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $14,562,830 and $14,604,221, respectively.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

4.  OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized for futures, swaps, and Forward foreign currency exchange contracts. During the period ended March 31 2014, the Fund is subject to a master netting arrangement for the swaps.  The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2014.

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swaps Contracts	$ 252,114	$ (212,705)	$ 39,409	$ -	$ (39,409)	$ -
Future Contracts	31,732	(22,258)	9,474	-	(9,474)	-
Currency Contracts	-	2,123	2,123	-	(2,123)	-
Total	$ 283,846	$ (232,840)	$ 51,006	$ -	$ (51,006)	$ -
Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swaps Contracts	$ (212,705)	$ 212,705	$ -	$ -	$ -	$ -
Future Contracts	(31,346)	31,346	-	-	-	-
Currency Contracts	(57)	(2,123)	(2,180)	-	2,180	-
Total	$ (244,108)	$ 241,928	$ (2,180)	$ -	$ 2,180	$ -

5.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

Bandon Capital Management, LLC (“Advisor”), serves as investment adviser to the Fund.  Dix Hills Partners, LLC and Logan Circle Partners, L.P. (the “Sub-Advisors”) serve as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to the sub-advisory agreements, the Advisor pays Dix Hills Partners, LLC and Logan Circle Partners, L.P. a sub-advisory fee, computed and accrued daily and paid monthly. During the six months ended March 31, 2014 the Advisor earned $314,050 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive through January 31, 2015 a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.20%, 2.95 and 2.45% of the daily average net assets attributable to the Class I, Class A, Class C and Class R shares, respectively.  For the six months ended March 31, 2014, the Advisor waived fees in the amount of $147,797.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets attributable to the Class I, Class A, Class C and Class R, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each respective share class. If Fund Operating Expenses subsequently exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each respective shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

	Must be Reimbursed Prior to September 30:
	2014	2015	2016	2017	Total
Expense Amounts Subject to Reimbursement
	$ 140,914	$ 64,236	$ 173,426	$ 147,797	$ 526,373

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.. During the six months ended March 31, 2014, pursuant to the Plan, Class A and Class C shares paid $6,047 and $707, respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended was as follows:

Fiscal Year Ended September 30, 2013
Ordinary Income	$ 959,712
Long-Term Capital Gain	-
Return of Capital	-
$ 959,712

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2014

As of September 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gains and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Section 1256 contracts, forward foreign currency exchange contracts and swaps.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency exchange gains/(losses), and adjustments for paydowns and swaps, resulted in reclassifications for the Fund for the year ended September 30, 2013 as follows:  a decrease in accumulated net investment loss and accumulated net realized gain from security transactions of $248,707.

7.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Daily Income Fund - Money Market Portfolio (the “Money Fund”).  The Fund may redeem its investment from the Money Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Money Fund.  The financial statements of the Money Fund, including the portfolio of investments, can be found at www.reichandtang.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2014 the percentage of the Fund’s net assets invested in the Money Fund was 25.1%.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Bandon Isolated Alpha Fixed Income Fund

Expense Example (Unaudited)

March 31, 2014

As a shareholder of Bandon Isolated Alpha Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bandon Isolated Alpha Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	10/1/2013	3/31/2014	10/1/2013 – 3/31/14
Class I	1.95%	$1,000.00	$966.50	$ 9.61
Class A	2.20%	1,000.00	964.60	10.83
Class C	2.95%	1,000.00	961.10	14.50
Class R	2.45%	1,000.00	966.50	12.08

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	10/1/2013	3/31/2014	10/1/2013 – 3/31/14
Class I	1.95%	$1,000.00	$1,015.29	$ 9.85
Class A	2.20%	1,000.00	1,014.04	11.11
Class C	2.95%	1,000.00	1,010.28	14.87
Class R	2.45%	1,000.00	1,012.78	12.36

*   Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Bandon Isolated Alpha Fixed Income Fund* (Adviser-Bandon Capital Management, LLC)

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Bandon Capital Management, LLC  (“Bandon”) and the Trust, with respect to the Bandon Isolated Alpha Fixed Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted Bandon currently manages approximately $60 million in assets.  The Trustees discussed the sub-advisory structure noting that Bandon provides research, analysis and oversight of 2 sub-advisers in order to actively manage both interest rates and credit return opportunities and, to this end, sets predefined exposure boundaries with each sub-adviser and limits directional biases in trying to achieve risk adjusted returns in various market environments with a lack correlation to traditional financial markets.  The Trustees noted that Bandon provides access to a hedge fund type strategy to shareholders.  They further noted that Bandon provides a meaningful contribution to the Fund’s performance by participating in decision making that can have a significant impact on the performance of the Fund.  They considered that Bandon also provides oversight to the sub-advisers to ensure their compliance with Fund limitations and guidelines.  The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and was satisfied with their experience in research, trading, portfolio management, due diligence, and hedge funds.  They noted as a positive that in February 2013, Bandon added an experienced managing director to focus on marketing, relationship management and distribution of the Fund.  While not all strategy risks can be eliminated, the Board appreciates that Bandon has incorporated a set of diversified investment strategies and stop loss measures for use by each sub-adviser in attempting to mitigate those risks.  They noted that there have been no material compliance or litigation issues reported since the last contract approval that would have an adverse effect on Bandon’s operation.  The Board’s concluded that Bandon has provided a high level quality service to the Fund and expects that level of service will continue.

Performance.  The Board reviewed the Fund’s performance and noted the Fund’s positive absolute returns over the one year and since inception (December 31, 2010) periods; 2.06% and 2.04%, respectively.  Despite the Fund’s positive performance, they noted it underperformed the peer group over both periods and the Morningstar category since inception.  The Trustees considered positively, however, the Fund’s more than 2x outperformance relative to the Morningstar category, 0.86%, over the one year period, and 4x outperformance relative to the HRFX Absolute Return Index, -0.51%, since inception.  The Trustees reviewed the Modern Portfolio Theory statistics provided by Bandon and noted that, based on the information provided, it appears that Bandon is achieving its goals. With respect to the upside/downside capture ratio, the Trustees noted the Fund compared favorably to its peers.  The Trustees agreed that Bandon is doing a good job of meeting the Fund’s objective on a reasonable basis and with reasonable risk.

Fees and Expenses. The Trustees reviewed the Fund’s management fee, 1.75%, and noted that it was higher than its peer group average of 0.717% (0.80% when a peer with a fee of 0.00% is not included in the analysis), and higher than the Morningstar category average of 0.80%.  They considered the breadth of the funds in the assigned Morningstar category, noting that the Fund employs a strategy that is relatively dissimilar to the other funds in the category.  They noted that Bandon acknowledged that its fees are higher than traditional benchmark oriented, long-only funds that rely on fixed income betas (interest rate and credit risk) to generate their return.  They considered that the Fund’s strategy does not rely on lower cost return generation tools like fixed income beta, but rather, looks to the sub-advisers, institutionally focused managers with hedge fund backgrounds, for its return.  They noted that Bandon had worked to create an investment solution with quality sub-advisers that generally charge a “2/20” performance fee, but for a significantly reduced price.  After discussion, the Trustees agreed that the advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund had realized economies of scale that may be passed on to shareholders.  They noted Bandon has instituted breakpoints or waivers in the sub-advisory fees, and believes the most effective way to continue to provide economies to shareholders is in the effective negotiation of fees with the sub-advisers.  They further noted that Bandon indicated that the Fund may realize economies when assets reach $1 billion, and that it had agreed to revisit the discussion of breakpoints as the Fund grows. After discussion, the Trustees concluded that, in light of the Fund’s current asset level, expense cap, and the breakpoints/fee waivers in place with respect to the sub-advisory agreements, the absence of breakpoints with respect to the advisory agreement remains acceptable.

Profitability.  The Board reviewed a profitability analysis provided by Bandon, noted the gross fees paid to Bandon, and the net fees after waiver and expenses.  The Trustees noted Bandon has realized a small net loss in connection with its relationship with the Fund.  They considered that Bandon is not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Fund.  After further discussion, the Trustees concluded that Bandon was not earning excessive profits from its relationship with the Fund.

Conclusion.  Having requested and received such information from Bandon as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the future shareholders of the Bandon Isolated Alpha Fixed Income Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Bandon Isolated Alpha Fixed Income Fund* (Sub-Adviser – Dix Hills Partners, LLC)

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Bandon and Dix Hills Partners, LLC (“Dix Hills”), with respect to Bandon Isolated Alpha Fixed Income Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Dix Hills manages approximately $373 million in assets, and specializes in managing global interest rate risk through various strategies for corporate and municipal pension plans, insurance companies, mutual funds, State treasury departments and high net worth individuals.  The Board reviewed the background information provided on the key investment personnel responsible for providing sub-advisory services to the Fund and noted there were no key personnel changes during the past year and also expressed their satisfaction with the investment teams overall experience and expertise with hedge funds, alternative investments, trading, research, finance, operations and client service.  The Trustees considered the services provided by Dix Hills, and noted that it provides the Fund with research and analysis through a futures based global interest rate strategy, the basis for its hedge fund, with less leverage and risk exposure than the hedge fund, and makes investment decisions based on their proprietary systematic interpretations of macroeconomic conditions, valuation metrics and trend following components.  While not all strategy risk can be eliminated, the Board was satisfied that Dix Hills is careful to implement the pre-determined investment guidelines and investment exposure set by Bandon and uses predetermined stop/losses for all trades in an effort to mitigate that risk.  The Trustees noted that there have been no material compliance or litigation issues reported since the last sub-advisory contract approval that would have an adverse effect on Dix Hills’ operations, and the Board found it interesting to learn that Dix Hills has never received a customer compliant since it began operation in 2003.  The Board acknowledged that Dix Hills has a solid reputation and a qualified investment team and the Fund can benefit from having access to a hedge fund like strategy, and concluded Dix Hills will likely continue to provide high quality service to the Fund and its shareholders.

Performance.  The Board considered Dix Hills’ performance managing a portion of the portfolio, and contribution to the Fund’s overall performance returns. The Trustees noted that although Dix Hills realized positive returns over the one year period (0.01%), it significantly underperformed its benchmark during the period (2.71%).  The Trustees noted that although Dix Hills has underperformed its benchmarks since inception and over the last 1 year, Dix Hills’ 2 year performance managing other accounts indicates that Dix Hills can return positive performance depending on the market cycles.  After discussion, the Trustees agreed that Dix Hills’ performance shown is reasonable, given its mandate, but has been negatively affected by the market since the Fund’s inception.  They further agreed that Dix Hills is responsible for only a portion of the Fund’s performance, and that, overall, the Trustees were satisfied with the Fund’s performance.

Fees and Expenses. The Board noted that Dix Hills receives 0.75% from Bandon.  The Trustees noted that the sub-advisory fee paid by Bandon for Dix Hills’ services to the Fund is lower than the base fee charged by Dix Hills to it separate account clients and does not include a performance fee.  The Trustees agreed that, considering the long/short nature of Dix Hills’ interest rate management strategy and the competitiveness of the fee relative to the fee charged to other clients, the sub-advisory fee was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this is a Fund level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense, as was discussed earlier in the meeting.

Profitability. The Trustees reviewed a profitability analysis provided by Dix Hills and noted that it was realizing very modest profits from the sub-advisory agreement.  They considered that Dix Hills was not realizing any additional benefit or compensation from the Fund or adviser outside of its compensation under the Advisory Agreement.  After further discussion, the Trustees concluded that Dix Hills was not excessively profitable from its relationship with the Fund.

Conclusion.  Having requested and received such information from Dix Hills as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Bandon Isolated Alpha Fixed Income Fund.

Bandon Isolated Alpha Fixed Income Fund* (Sub-Adviser –Logan Circle Partners, L.P.)

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Bandon and Logan Circle Partners, L.P. (“Logan Circle”), with respect to Bandon Isolated Alpha Fixed Income Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Logan Circle is an asset management firm with over $21 billion in assets under management providing innovative investment solutions to institutional clients seeking to allocate assets to fixed income and equities.  The Board reviewed the background information provided on the key investment personnel responsible for providing sub-advisory services to the Fund  and expressed their satisfaction not only on the key investment personnel’s experience and expertise in financial services but also on the robust corporate infrastructure and fully integrated support service teams capable of providing portfolio management, research, trading, risk management, portfolio analytics, client services, legal, compliance, administrative and operations.  The Trustees reviewed information regarding the circumstances surrounding the termination of the firm’s former CCO, and noted that they were pleased to see that Logan Circle takes compliance seriously demonstrated by the immediate action taken.  The Board considers it a positive that Logan Circle provides the Fund with the full complement of their integrated support services, as described earlier, including managing their Logan Circle Absolute Return Strategy for the assets allocated by Bandon for the Fund.  While not all risks can be eliminated, the Board appreciated that Logan Circle identified several key risks associated with the strategy and was satisfied that they employ robust risk management processes which includes strong research and close monitoring of various risk factors such as leverage, position size, market liquidity and also employ stop/losses on every position.  The Board is satisfied with Logan Circle’s reputation as well as its robust infrastructure, access to resources, a strong compliance culture, and believes there are some benefits from having access to a hedge fund like strategy. The Board concluded that Logan Circle should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees reviewed Logan Circle’s performance and contribution to the Fund’s overall returns for the 1 year and since inception periods.  They noted Logan Circle outperformed its benchmark over both periods with returns of 6.51% vs. 0.32% and 7.37% vs. 0.37%, respectively.  They further noted that Logan Circle contributed positively to the Fund’s one year and since inception total returns.  The Trustees concluded that Logan Circle’s performance was acceptable and that it has the ability to continue to positively contribute to the Fund’s returns.

Fees and Expenses. The Board noted that Bandon charges an annual advisory fee of 1.75%, and that Logan Circle receives a maximum fee of 75 bps with breakpoints at various asset levels.  They noted that Logan Circle currently manages approximately $19 million in Fund assets. The Trustees considered that this fee arrangement allows Bandon, and shareholders, to benefit from the expertise of Logan Circle as it gains assets, and provides shareholders access to a hedge fund strategy manager for 75 bps or less.  The Trustees concluded that sub-advisory fee charged by Logan Circle was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of Bandon.  The Trustees noted that the Sub-Advisory Agreement contains breakpoints, but agreed that the matter of economies as a whole was a Fund level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense, as was discussed earlier in the meeting.

Profitability. The Trustees reviewed the profitability analysis provided by Logan Circle and considered whether the level of profitability was reasonable.  They noted that Logan Circle had agreed to accrue, but not collect, its advisory fees.  The Trustees considered Logan Circle’s contribution in this way to the viability of the Fund as a positive.  After discussion, the Trustees concluded that Logan Circle’s level of profitability was not excessive.

Conclusion.  Having requested and received such information from Logan Circle as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, including Bandon’s representation that it was in favor of renewing the sub-advisory agreement with Logan Circle, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Bandon Isolated Alpha Fixed Income Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR

Bandon Capital Management, LLC

317 SW Alder Street, Suite 1110

Portland, OR 97204

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/6/14